Exhibit 99.2

First Quarter 2013 Financial Results May 8, 2013 Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value

Notice To Investors This release contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements, including our ability to achieve synergies and value creation contemplated by the merger with Credo. Other factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; changes in commodity prices; opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. This presentation includes Non-GAAP financial measures. The required reconciliation to GAAP financial measures can be found as an exhibit to this presentation and on our website at www.forestargroup.com. 2

Earnings Growth Reflects Acceleration in Real Estate Value Realization ($ in millions) 3 Net Income Per Share Reconciliation Q1 2012 vs. Q1 2013 Net Income Reconciliation Q1 2012 vs. Q1 2013 1st Qtr. 2013 results include after-tax earnings of $7.1 million, or $0.20 per share, associated with sale of the Promesa multifamily community we developed in Austin 1st Qtr. 2013 results include after-tax share-based compensation expense of $6.8 million, or $0.19 per share, principally associated with a 26% increase in our stock price 1st Qtr. 2012 results include after-tax gain of $7.6 million, or $0.22 per share, associated with sale of our 25% partnership interest in a commercial office project in Austin Note: 1st Qtr. 2013 weighted average diluted shares outstanding were 35.7 million

Segment Reporting Changes Aggregating Fiber and Water Resources Reporting into Other Natural Resources 4 Segment Operations & Assets Real Estate Entitlement and development of residential and mixed-used communities 135,000 acres of low-basis land 93 residential and mixed-used communities Development and ownership of income producing properties 3 significant commercial and income producing assets Oil and Gas Exploration and development of oil and gas on our mineral and leasehold interests 792,000 net mineral acres (includes 590,000 acres of fee ownership) 965 active wells (431 working interest wells) Other Natural Resources Sale of fiber, management of recreational leases, and water resources 120,000 acres with timber* 1.5 million acres of water interests** * Included in real estate acres ** Includes 45% non-participating royalty interest in approximately 1.4 million acres

Accelerating Real Estate Value Realization Drives Improved Segment Operating Results ($ in Millions) 1st Qtr. 2013 1st Qtr. 2012 Segment Earnings (Loss): Real Estate $19.4 $11.6 Oil and Gas 5.1 7.1 Other Natural Resources 1.3 (0.9) Total Segment Earnings $25.8 $17.8 5 1st Qtr. 2013 real estate segment results include pre-tax earnings of $10.9 million associated with the sale of the Promesa multifamily community we developed in Austin 1st Qtr. 2012 real estate segment results include a pre-tax gain of $11.7 million associated with the sale of our 25% partnership interest in a commercial office project in Austin

Continue to Strengthen Balance Sheet and Liquidity ($ in Millions) YE 2012 3 Q1 2013 Credit Facility Borrowings $244 $200 New Convertible Debt1 - 98 Other Consolidated Debt2 50 31 Total Debt $294 $329 Total Debt / Total Capital 36% 37% Available Liquidity3 $160 $275 1 Principal amount of convertible debt due at maturity is $125 million, $98 million represents fair value at end of Q1 2013 2 Consolidated debt principally non-recourse to Forestar 3 Liquidity = cash + available revolver Execution of Strategic Initiatives, Credit Facility Extension and Convertible Notes Offering Positions Forestar with Significant Liquidity and Minimal Near-Term Debt Maturities Terms Description Amount $125 million Maturity 7 years (March 2020) Coupon 3.75% Conversion Premium 37.5% or $24.49 / share Settlement Cash, shares or combination* Forestar Leverage & Liquidity Feb 2013 Convertible Notes Offering * Our accounting policy reflects our intent to settle the principal amount of the convertible notes in cash at maturity 6

First Quarter 2013 Operating Highlights Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value 7

 First Quarter 2013 Operating Highlights Realigned business segments to better reflect operating strategy Sold Promesa multifamily community generating $10.9 million in earnings Sold 446 developed residential lots, up 56% vs. Q1 2012 Almost 1,800 lots under option contracts Sold over 191,000 tons of fiber, up over 162,000 tons vs. Q1 2012 OIL & GAS SINGLE-FAMILY FORESTAR TIMBERLAND MULTIFAMILY Oil production up 113% vs. Q1 2012, principally due to acquisition of Credo 22 new productive wells completed; 965 active wells 8

Real Estate First Quarter 2013 Highlights Building Momentum By Accelerating Lot Sales and Building a Solid Multifamily Pipeline 9

Single-Family Multifamily Recession Single-family 50 Yr. Avg. Growth In Single-family and Multifamily Starts Driving Demand For Land and Lots March 2013 Housing Starts Single-family housing starts up 29% compared with March 2012 Multifamily starts up almost 100% compared with March 2012 Total housing starts exceed one million units for the first time since summer 2008 10 50 Year Avg. Single-Family Starts S/F and M/F Housing Starts March 2013 (SAAR, Thous. Units) Source: Census Bureau

Texas Housing Inventories Bolstering Recovery FOR Well Positioned With Lot Inventory in Texas Markets Source: Metrostudy 11 Texas Finished Vacant Inventory and MoS* Market Active Residential Projects Q1 13 Lot Sales Lots Under Dev. Vacant Dev. Lots Remaining Lots to be Developed Austin 10 39 111 127 2,087 DFW 13 131 442 558 4,380 Houston 9 163 331 356 3,207 San Antonio 4 31 168 135 1,052 Gulf Coast 2 - - 155 47 Total Texas 38 364 1,052 1,331 10,773 Forestar Texas Lot Sales and Inventory (Q1 2013) 1Q13 MoS Equilibrium * Texas Markets represent Dallas, Houston, San Antonio and Austin Texas and U.S. Labor Markets (in 000’s) March Change Private Employment 2013 2012 Absolute Percent Texas 9,264 8,954 310 3.5% United States 112,205 110,157 2,048 1.9% Unemployment Rate Actual Seasonally Adjusted Texas 6.3% 7.0% 6.4% 7.0% United States 7.6% 8.4% 7.6% 8.2% Sources: Texas workforce commission and Bureau of Labor Statistics

Real Estate – Accelerating Results Q1 2013 Highlights Sold 446 residential lots, up 56% vs. Q1 2012 Sold 3 commercial acres for approximately $382,700 /acre Sold 919 acres of undeveloped land for over $2,900/ acre Sold wholly-owned multifamily community for $41 million $10.9 million in earnings $18.9 million in debt reduction Segment Earnings Reconciliation Q1 2012 vs. Q1 2013 ($ in millions) 12 Note: includes ventures

13 Note: Includes ventures Quarterly Lot Sales Quarterly Lot Sales & Avg. Lot Margin Q1 2010 – Q1 2013 13 Residential Lot Sales Accelerating Residential Lots Under Contract: Almost 1,800 at Q1 2013 Up 33% compared with Q4 2012 Largest number since beginning of housing downturn

Forestar “Same-Store” Lot Sales Activity and Margins Increasing 14 18% Increase Note: “Same-store” lot sales represent developed lot sales in communities which had sales activity in 1st Qtr. 2012 and 1st Qtr. 2013

Accelerating Value Realization Through Sale of Stabilized Multifamily Community 289-unit Class A Multifamily community located in Northwest Austin Developed by Forestar Existing site in portfolio Developed and sold in about 24 months Promesa Multifamily Community Project Metrics ($ in millions) Land $4.5 Construction & Closing Costs 25.6 Total Cost $30.1 FOR Equity $11.2 Project Financing $18.9 Sales Price $41.0 Earnings $10.9 Cash Flow to Forestar $21.5 Cash Multiple 2.0x Austin multifamily occupancy rates >96%

Accelerating Multifamily Value Creation Through Development of Attractive Site in Dallas Metro 354-unit Class A luxury multifamily project with extensive amenities Target Q2 construction with units to begin leasing in Q1 2014 13.5 acre site purchased late 2011 located within Cedar Hill’s recently developed town center Location close to major employers and exemplary schools Proforma development costs: 16 Midtown Cedar Hill Multifamily Site Map Midtown Cedar Hill Multifamily Rendering Project Metrics ($ in millions) Land $3 Construction & Closing Costs 31 Total Cost $34 FOR Equity $10 Project Financing $24 Cedar Hill multifamily occupancy rates >94%

Building Solid Pipeline of Multifamily Development Opportunities (Proforma) Proforma Project Cash Flows Proforma Forestar Cash Flows Project Date Sale Price Cost Cash From Sale Total Debt FOR Equity FOR Total Cash Cash Multiple* WHOLLY-OWNED Cedar Hill - Dallas 2015 42 – 46 (34) 8 – 12 24 10 20 2.0x VENTURES Eleven - Austin 2014 55 – 60 (40) 15 – 20 24 4 12 3.0x 360 - Denver 2015 65 – 70 (49) 16 – 21 32 4 11 2.8x Total Estimate $162 - 176 ($123) $39 – 53 $80 $18 $43 2.4x ($ in millions) * Cash multiples include fees 17 Site Pipeline Expected Ownership Proforma Units Target Completion Target Stabilization Westmont - Nashville, TN 15% 324 Q4 2014 Q4 2015 Charlotte, NC TBD 200 - 250 Q4 2014 Q4 2015

Note: Includes consolidated ventures Forestar Real Estate Sales Activity (Excluding Timberland & Multifamily Property Sales) Core Real Estate Business Strengthening 18 Growing lot sales and margin Reposition non-earning assets Executing low-investment, high-return multifamily business Capitalizing on growth opportunities Accelerating Value Realization

Oil & Gas First Quarter 2013 Highlights Building Momentum By Driving Leasing and Exploration to Increase Production and Reserves 19

Accelerating Value Realization Through Increased Oil Production Q1 2013 Highlights Oil production up over 113% or 78,700 barrels from Q1 2012, principally due to acquisition of Credo Petroleum 22 wells completed 13 wells in Bakken / Three Forks being drilled or completed; 46 wells producing ~20 wells in Kansas/Nebraska being drilled or completed Leased over 28,000 net mineral acres in Nebraska and Kansas for exploration ($ in millions) 20 Segment Earnings Reconciliation Q1 2012 vs. Q1 2013 Segment EBITDAX Reconciliation Q1 2012 vs. Q1 2013 ($ in millions) Note: EBITDAX = segment earnings before interest and taxes, plus depreciation, depletion, amortization, geological, geophysical, seismic and dry hole costs EBITDAX is a Non-GAAP financial measure. The reconciliation between GAAP and Non-GAAP financial measures is included in the appendix to this presentation and provided on the company’s investor relations website.

Bakken / Three Forks Drilling Activity Accelerating Production and Reserve Growth Bakken / Three Forks Leasehold Interests Net Mineral Acres ~6,000 Average working interest 8.0% Potential Units 50 Total Potential Gross Wells 400 1st Qtr. 2013 Activity Gross Wells Producing 46 Added in Q1 12 Drilling & Awaiting Frac 13 21 Bakken / Three Forks Proved Developed Producing Wells +4 +7 +24 +43 Actual Wells Planned Wells

Kansas and Nebraska Exploration Model – Scalable Investment Opportunity with Solid Returns



Kansas / Nebraska Leasehold Interests	
Net Mineral Acres	~152,000
Net Mineral Acres Acquired in Q1	~28,000
Identified Well Locations	86
Working Interest Range	30 - 100%
2013 Success Rate*	>50%

Single-Well Economics (Illustrative)	
Risked Completed Well Cost**	$0.8
Well Production (BOE)	40,000 - 50,000
Total Well Revenues***	$3.1
Net Well Cash Flow	$1.6
PV-10	$1.1
Returns (IRR)	≥ 100%

* Represents a well which produces commercial quantities of oil and/or natural gas
** Represents 1.5 dry hole costs @ $200,000 + 1.0 completed well cost at $500,000 for a 40% success rate
*** Revenues assume $88 average oil price over life of the well
Note: Actual results may vary from illustrations

Kansas / Nebraska
Proved Developed Producing Wells


Producing Wells
100
90
80
70
60
50
40
30
+5
+10
+11
+10
+6
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Actual Wells
Planned Wells

Q1 2013 KS & NE Well Activity	Gross Wells
Producing	69
Added in Q1	10

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2013 Capital Investment - Drilling Program



($ in millions)

State	Formation	Operation	Est. FY 2013 Capital	Q1 2013 Capital
North Dakota	Bakken / Three Forks	Non-Operated	$43.7	$7.1
Kansas & Nebraska	Lansing – Kansas City	Operated & Non-Operated	14.5	3.7
Texas, Louisiana & Other	Cleveland / Rodessa / Glenrose / James Lime	Operated & Non-operated	12.9	1.2
Oklahoma	Deese Sand	Non-Operated	1.4	--
Total Drilling & Completion*			**$72.5**	**$12.0**

Generating Production and Reserve Growth By Accelerating Investment in Bakken Wells

Note: Exploration and production investment excludes lease acquisition and geological and geophysical expenses
*Represents total drilling and completion costs committed or paid in Q1 2013.

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Accelerating Value Realization and Growing Net Asset Value Building Momentum By Accelerating Value Realization and Growing Net Asset Value Capitalizing on investments to accelerate earnings and cash flow Increasing oil production and proven reserves Focused on integration and execution of Credo acquisition 24 *BOE = Barrels of oil equivalent (converting natural gas to oil at 6 Mcfe / Bbl)

Other Natural Resources First Quarter 2013 Highlights Building Momentum Through Sustainable Harvests and Maximizing Recreational Lease Activity 25

Increased Harvest Activity Driving Improved Financial Results Q1 2013 Highlights Sold over 191,000 tons of fiber, up over 162,000 tons vs. Q1 2012 Average fiber pricing $15.65 per ton, up over 35% vs. Q1 2012 99% of land leased for recreation ($ in millions) 26 Segment Earnings (Loss) Reconciliation Q1 2012 vs. Q1 2013 Note: Segment results include costs of $1.0 million in Q1 2013 and $1.3 million in Q1 2012 associated with the development of our water initiatives

First Quarter 2013 Triple in FOR Initiatives Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value 27

Our Focus: Triple In FOR



Initiatives	Q1 2013 Activity
Focus on Accelerating Value Realization	
Triple Residential Lot Sales Triple Oil & Gas Production (Mcfe) Triple Total Segment EBITDA	• Lot sales up over 56% vs. Q1 2012 • Oil production up over 113% vs. Q1 2012 • Total segment earnings up almost 45% vs. Q1 2012 • Sold stabilized multifamily project, generating approximately $10.9 million in earnings
Optimize Transparency & Disclosure	
Expand Reported Oil and Gas Resource Potential Additional Transparency on Water Interests Report Corporate Sustainability Results	• Realigned business segments to better reflect operating strategy
Raise NAV Through Strategic and Disciplined Investments	
Growth Opportunities which Prove Up Net Asset Value and Exceed Return Requirements Accelerate Participation in Oil & Gas Working Interests Develop Low-Capital, High-Return Multifamily Business	• Acquired leasehold interest in over 28,000 net mineral acres in NB & KS for exploration • Acquired Azalea Park master-planned community in Nashville, TN • Approved development of Cedar Hill multifamily community

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EBITDA Average = $36 million Execution of Triple in FOR Initiatives Putting EBITDA Points on the Board EBITDA Average = $120 million Note: EBITDA = Total segment earnings (loss) + depreciation + depletion and amortization Total Segment EBITDA is a Non-GAAP financial measure. The reconciliation between GAAP and Non-GAAP financial measures is included in the appendix to this presentation and provided on the company’s investor relations website. 29 Multifamily Sales Lot Sales Commercial Tract Sales Income Producing Assets Lower Opex Lower Asset Impairments Oil Production Fiber Sales First Four Years Second Four Years Q1 2013 $30.8 million

For questions, please contact: Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value 30 Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com

First Quarter 2013 Appendix Segment KPI’s Reconciliation of Non-GAAP Financial Measures Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value 31

Q1 2013 Q1 2012 Residential Lot Sales Lots Sold 446 285 Average Price / Lot $51,900 $53,000 Gross Profit / Lot $21,100 $20,800 Commercial Tract Sales Acres Sold 3 - Average Price / Acre $382,700 - Land Sales Acres Sold 919 455 Average Price / Acre $2,900 $2,400 Segment Revenues ($ in Millions) $78.7 $17.9 Segment Earnings ($ in Millions) $19.4 $11.6 * 1st Qtr. 2013 real estate segment results include revenues of $41 million and earnings of $10.9 million associated with the sale of Promesa multifamily community we developed in Austin **1st Qtr. 2012 real estate segment results include a gain of $11.7 million associated with the sale of our 25% partnership interest in a commercial office project in Austin Note: Includes ventures 32 Real Estate Segment KPI’s * ** *

Q1 2013 Q1 2012 Leasing Activity Net Fee Acres Leased 310 805 Avg. Bonus / Acre $316 $357 Total Oil and Gas Interests* Oil Produced (Barrels) 147,900 69,200 Average Price / Barrel $89.19 $97.57 Natural Gas Produced (MMCF) 593.9 452.2 Average Price / MCF $3.27 $3.23 Total BOE 246,800 144,600 Average Price / BOE $61.30 $56.80 Segment Revenues ($ in Millions) $15.5 $9.4 Segment Earnings ($ in Millions) $5.1 $7.1 Producing Wells* (end of period) 965 534 * Includes our share of venture production: 70 MMCf in Q1 2013 and 90 MMCf in Q1 2012 33 Oil & Gas Segment KPI’s

34 Q1 2013 Q1 2013 Fiber Sales Pulpwood Tons Sold 120,600 24,400 Average Pulpwood Price / Ton $11.70 $10.18 Sawtimber Tons Sold 70,900 4,400 Average Sawtimber Price / Ton $22.36 $19.48 Total Tons Sold 191,500 28,800 Average Price / Ton $15.65 $11.59 Recreational Leases Average Acres Leased 122,700 130,900 Average Lease Rate / Acre $9.15 $8.80 Segment Revenues ($ in Millions) $3.3 $0.7 Segment Earnings (Loss) ($ in Millions) * $1.3 ($0.9) Other Natural Resources Segment KPI’s * Note: Segment results include costs of $1.0 million in Q1 2013 and $1.3 million in Q1 2012 associated with the development of our water initiatives

35 Forestar’s Total Segment EBITDA for the quarter ended March 31, 2013 and for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 are non-GAAP financial measures within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Total Segment EBITDA is helpful to analyze financial performance without the impact of items that may obscure trends in the company’s underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures. Quarter Full Year ($ in millions, except per share amounts) Q1 2013 2012 2011 2010 2009 2008 Total Segment Earnings (loss), in accordance with GAAP $25.8 $80.2 ($7.8) $23.2 $45.2 $62.0 Non-cash items, pre-tax Depreciation, Depletion & Amortization 5.0 10.6 7.1 5.0 5.5 5.1 Total Segment EBITDA $30.8 $90.8 ($0.7) $28.2 $50.7 $67.1 Reconciliation of Non-GAAP Financial Measures (Unaudited)

36 Forestar’s Oil and Gas Segment EBITDAX for the quarters ended March 31, 2013 and March 31, 2012 are non-GAAP financial measures within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Oil and Gas Segment EBITDAX is helpful to analyze financial performance without the impact of items that may obscure trends in the company’s underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures. Quarter ($ in millions, except per share amounts) Q1 2013 Q1 2012 Oil and Gas Segment Earnings, in accordance with GAAP $5.1 $7.1 EBITDAX adjustments, pre-tax Depreciation, Depletion & Amortization 3.6 0.1 Geological, Geophysical, Seismic and Dry Hole Costs 1.3 0.2 Total Oil and Gas Segment EBITDAX $10.0 $7.4 Reconciliation of Non-GAAP Financial Measures (Unaudited)

37 2012 Segment Earnings – Recasted ($ in Millions) 1st Qtr. 2012 2nd Qtr. 2012 3rd Qtr. 2012 4th Qtr. 2012 Full Year 2012 Segment Earnings (Loss): Real Estate $11.6 $7.7 $12.7 $21.6 $53.6 Oil and Gas 7.1 5.0 7.3 7.2 26.6 Other Natural Resources (0.9) (0.5) 0.6 0.8 - Total Segment Earnings $17.8 $12.2 $20.6 $29.6 $80.2 Note: In Q1 2013, Forestar realigned its reportable segments to better reflect the operating strategy of its core businesses. With this change, we aggregated fiber and water resources operating results in other natural resources.

For questions, please contact: Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 38